Supplement dated August 30, 2024
to the Statement of Additional Information (SAI) of the following fund (the "Fund"):
Fund	SAI Dated
Wanger Advisors Trust
Wanger International	5/1/2024
Effective September 3, 2024, the following changes are hereby made to the Fund's SAI:
The information in the table under the heading "Investment Advisory and Other Services - Advisory Fee Rates" with respect to Wanger International is hereby superseded and replaced with the following:
	Assets	Rate of Fee
Wanger International**	Up to $100 million	1.100%
	$100 million to $250 million	0.940%
	$250 million to $500 million	0.900%
	$500 million to $1 billion	0.740%
	$1 billion and over	0.720%
**
Prior to September 3, 2024, Wanger International paid investment advisory fees at the annual rate of 1.100% on the first $100 million, 0.950% from $100 million to $250 million, 0.900% from $250 million to $500 million, 0.800% from $500 million to $1 billion and 0.720% for $1 billion and over.
The rest of the section remains the same.
The information under the heading "Investment Advisory and Other Services - Performance Benchmarks" with respect to Wanger International is hereby superseded and replaced with the following:
Portfolio Manager / Fund	Performance Benchmarks
Nitisha Bosamia (Wanger International)	MSCI EAFE SMID Cap Growth Index (Net) (primary benchmark) and MSCI EAFE Index (Net) (secondary benchmark)
Charlotte Friedrichs (Wanger International)	MSCI EAFE SMID Cap Growth Index (Net) (primary benchmark) and MSCI EAFE Index (Net) (secondary benchmark)
Simon Haines (Wanger International)	MSCI EAFE SMID Cap Growth Index (Net) (primary benchmark) and MSCI EAFE Index (Net) (secondary benchmark)
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP7951-0002_(08/24)